UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2012

TRANSATLANTIC PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Akmerkez B Blok Kat 5-6 Nispetiye Caddesi 34330 Etiler, Istanbul, Turkey		None
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +90 212 317 25 00

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A of TransAtlantic Petroleum Ltd. (the “Company”) is being filed to amend and restate the Current Report on Form 8-K of the Company filed on February 24, 2012, to update the disclosure about the dismissal of the Company’s independent registered public accounting firm upon the completion of that firm’s audit of the Company’s financial statements as of and for the year ended December 31, 2011.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 21, 2012, the Audit Committee of the Board of Directors of the Company approved the engagement of KPMG LLP, a Delaware limited liability partnership (“KPMG USA”), as its independent registered public accounting firm for the year ending December 31, 2012, effective upon the completion of the audit of the Company’s financial statements as of and for the year ended December 31, 2011, which occurred on March 23, 2012. The engagement of KPMG USA as the Company’s independent registered public accounting firm for the year ending December 31, 2012 is subject to approval of the Company’s shareholders at the 2012 Annual Meeting of Shareholders, as required by Bermuda law. In connection with the selection of KPMG USA, on February 21, 2012, the Audit Committee decided that, effective upon the completion of the audit of the Company’s financial statements as of and for the year ended December 31, 2011, which occurred on March 23, 2012, KPMG LLP, a Canadian limited liability partnership (“KPMG Canada”), would be dismissed as the Company’s independent registered public accounting firm. As a result, on March 23, 2012, the engagement of KPMG Canada was terminated and KPMG USA was engaged as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

During the years ended December 31, 2009, 2010 and 2011 and for the period January 1, 2012 through March 23, 2012, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and KPMG Canada on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, which disagreements if not resolved to the satisfaction of KPMG Canada, would have caused KPMG Canada to make reference to the subject matter of the disagreements in its reports with respect to the Company’s consolidated financial statements for such periods.

During the years ended December 31, 2009, 2010 and 2011 and for the period January 1, 2012 through March 23, 2012, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Company did not maintain effective internal control over financial reporting because of the effect of material weaknesses on the achievement of the objectives of the control criteria as described below.

During the years ended December 31, 2009, 2010 and 2011 and for the period January 1, 2012 through March 23, 2012, neither the Company nor anyone on its behalf has consulted with KPMG USA with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG USA concluded was an important factor considered by the Company in reaching a decision as to any accounting, audit or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of KPMG Canada on the Company’s consolidated financial statements for the years ended December 31, 2009, 2010 and 2011 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that:

•

KPMG Canada’s report as of December 31, 2009 indicated that the Company did not maintain effective internal control over financial reporting because of the effect of the following material weaknesses on the achievement of the objectives of the control criteria: (i) the Company did not maintain adequate controls to facilitate the flow of information used in financial reporting throughout the organization; (ii) the Company did not maintain an effective period-end financial statement closing process; (iii) the Company did not design procedures to ensure detailed reviews and verifications of inputs related to the analysis of accounts or transactions and schedules supporting financial statement amounts and disclosures and (iv) the Company did not maintain effective monitoring controls over foreign operations in Istanbul, Turkey;

•

KPMG Canada’s report as of December 31, 2010 contained an explanatory paragraph stating that the Company had suffered recurring losses from operations, had a working capital deficiency and significant commitments, which raised substantial doubt about the Company’s ability to continue as a going concern and indicated that the Company did not maintain effective internal control over financial reporting because of the effect of the following material weaknesses on the achievement of the objectives of the control criteria: (i) the Company did not maintain an effective control environment; (ii) the Company did not maintain a sufficient complement of personnel with an appropriate level of accounting knowledge, experience, and training in the application of U.S. generally accepted accounting principles and in internal control over financial reporting commensurate with its financial reporting requirements and business environment; (iii) the Company did not maintain an effective anti-fraud program designed to detect and prevent fraud relating to an ongoing program to manage identified fraud risks; (iv) the Company did not design and maintain effective controls for the review, supervision and monitoring of its accounting operations throughout the organization and for monitoring and evaluating the adequacy of its internal control over financial reporting; (v) the Company did not maintain effective controls over the preparation, review and approval of all financial statement account reconciliations; (vi) the Company did not maintain effective controls over the recording and monitoring of intercompany accounts; (viii) the Company did not maintain effective controls over the re-measurement and translation of its foreign entity account balances; (ix) the Company did not maintain effective controls over the review, approval, documentation and recording of its journal entries; (x) the Company did not maintain adequate controls to integrate the accounting functions of its foreign entities; (xi) the Company did not maintain effective controls over its information technology general controls and (xii) the Company did not maintain an effective period-end financial statement closing process; and

•

KPMG Canada’s report as of December 31, 2011 contained an explanatory paragraph stating that the Company had suffered recurring losses from operations and had a working capital deficiency, which raised substantial doubt about the Company’s ability to continue as a going concern and indicated that the Company did not maintain effective internal control over financial reporting because of material weaknesses relating to the Company not maintaining an effective period end financial statement closing process and effective controls over translations of the Company’s foreign entity account balances that were identified and included in management’s assessment.

The Company provided KPMG Canada with a copy of the above disclosure and requested that KPMG Canada furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company above. A copy of KPMG Canada’s letter dated March 29, 2012 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter dated March 29, 2012 from KPMG LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2012
TRANSATLANTIC PETROLEUM LTD.

	By:	/s/ Jeffrey S. Mecom

Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter dated March 29, 2012 from KPMG LLP to the Securities and Exchange Commission.